SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 3, 2008

 Location Based Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	None	20-4854758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4989 E. La Palma Avenue, Anaheim, California 92807
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  800-615-0869

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registration under any of the following provisions:

5	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

5	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

5	Pre-commencement communications pursuant to Rule 14d-2(k) under the Exchange Act (17 CFR 240.14d-2(b))

5	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of Direct Financial Obligation or an Obligation under An Off-Balance Sheet Arrangement

On September 3, 2008, Location Based Technologies, Inc. (the “Company”) entered into an unsecured loan promissory note with Joseph F. Scalisi, Co-President and Chief Development Officer of the Company, in the amount of $950,000.  Under the terms of the promissory note, the principal and any unpaid interest must be repaid by the Company six months from the date of issuance (March 3, 2009).  The note bears interest at 8% per annum and is payable at any time before the repayment date, in part or in full, without penalty.

Funds will be used to accelerate acquisition of testing and other equipment required by the manufacturer for the pilot run, finalization of the new antennae solution, and other working capital needs.

Item 9.01	Exhibits

Exhibit 99.1	Loan Promissory Note between Location Based Technologies, Inc. and Joseph F. Scalisi, dated September 3, 2008

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCATION BASED TECHNOLOGIES, INC.

Date: September 12, 2008	By:	/s/ David Morse
David Morse
Chief Executive Officer